                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA

                   ------------------------------------------

                                Master Trust 11
                                 SERIES 1994-B

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1994-B Supplement dated as of July 19, 1994 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1994-B Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.



1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.082222

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.304444

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest,
         per $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . . .  $5.082222

6.       The amount of distribution set forth in paragraph 2 above in respect of interest,
         per $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . .  $5.304444

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly
         Period which were allocated in respect of the Series 1994-B Certificates   . . . . . . . . . . . . . .   $72,626,692.08

8.       The aggregate amount of Collections of Principal Receivables processed during the
         prior Monthly Period and allocated in respect of the Series 1994-B Certificates  . . . . . . . . . . .   $62,299,856.82

9.       The aggregate amount of Reallocated Principal Collections with respect to the
         prior Monthly Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . .  $9,083,158.60

11.      The aggregate amount of Collections of Finance Charge Receivables processed during
         the prior Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . .   $417,935

12.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $2,012,776.53

13.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .   $92,778.43

14.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

15.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

16.      The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is  . . . . . . . . . .  $0.00

17.      The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is  . . . . . . . . . .  $0.00

18.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . .  $1,100,000.00

19.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .   $50,000.00

20.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

21.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

22.      The Class A Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .  $660,000,000.00

23.      The Class A Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .  $660,000,000.00

24.      The Class B Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .   $30,000,000.00

25.      The Class B Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .   $30,000,000.00

26.      The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is  . . . . . .  $0.00

27.      The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is  . . . . . .  $0.00

28.      The Available Cash Collateral Amount as of the close of business on the Distribution Date is   . . . .   $15,000,000.00

29.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .   $60,000,000.00

30.      The Available Enhancement Amount as of the close of business on the Distribution Date  . . . . . . . .   $75,000,000.00

31.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $937,500.00

32.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is   .  $0.00

33.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for
         such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.72%

                                                Advanta National Bank USA
                                                (formerly Colonial) as Servicer

                                                By:  /s/ MICHAEL COCO
                                                   --------------------------
                                                         Michael Coco
                                                         Vice President

Series 1994-B daily percentages during the prior Monthly Period

                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
         08/01 - 08/31    1994-B            8.88%             8.88%



DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:



                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA

                    ---------------------------------------

                                Master Trust II
                                 SERIES 1994-D

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1994-D Supplement dated as of October 11, 1994 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1994-D Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $4.975556

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.153333

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . . . . .  $4.975556

6.       The amount of distribution set forth in paragraph 2 above in respect of interest, per
         $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . . . .  $5.153333

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly Period
         which were allocated in respect of the Series 1994-D Certificates  . . . . . . . . . . . . . . . . . .   $96,835,589.55

8.       The aggregate amount of Collections of Principal Receivables processed during the prior
         Monthly Period and allocated in respect of the Series 1994-D Certificates  . . . . . . . . . . . . . .   $83,066,475.81

9.       The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly
         Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . . . . . .   $11,769,351.18

11.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . . . . . . .   $686,430

12.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $2,608,104.80

13.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .  $152,053.54

14.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

15.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

16.      The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is  . . . . . . . . . .  $0.00

17.      The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is  . . . . . . . . . .  $0.00

18.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . .  $1,425,000.00

19.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .   $83,333.33

20.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

21.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

22.      The Class A Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .  $855,000,000.00

23.      The Class A Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .  $855,000,000.00

24.      The Class B Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .   $50,000,000.00

25.      The Class B Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .   $50,000,000.00

26.      The amount, if any, by which the outstanding principal balance of the Class A
         Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

27.      The amount, if any, by which the outstanding principal balance of the Class B
         Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

28.      The Available Cash Collateral Amount as of the close of business on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $10,000,000.00

29.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .   $95,000,000.00

30.      The Available Enhancement Amount as of the close of business on the Distribution Date  . . . . . . . .  $105,000,000.00

31.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $1,250,000.00

32.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the
         Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

33.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds
         the Base Rate for such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.85%

                                                Advanta National Bank USA
                                                (formerly Colonial) as Servicer

                                                By: /s/  MICHAEL COCO
                                                   --------------------------
                                                         Michael Coco
                                                         Vice President

Series 1994-D daily percentages during the prior Monthly Period

                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
                                           ----------       ----------
         08/01 - 08/31    1994-D             11.84%           11.84%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA

                    ---------------------------------------

                                Master Trust II
                                 SERIES 1995-A

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1995-A Supplement dated as of January 18, 1995 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-A Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $4.993333

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.166667

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . . . . .  $4.993333

6.       The amount of distribution set forth in paragraph 2 above in respect of interest,
         per $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . .  $5.166667

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly Period
         which were allocated in respect of the Series 1995-A Certificates  . . . . . . . . . . . . . . . . . .   $67,655,136.45

8.       The aggregate amount of Collections of Principal Receivables processed during the prior
         Monthly Period and allocated in respect of the Series 1995-A Certificates  . . . . . . . . . . . . . .   $58,160,564.58

9.       The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly
         Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . . . . . . .  $8,119,935.28

11.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . . . . . . .   $470,171

12.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $1,827,219.67

13.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .  $105,664.32

14.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

15.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

16.      The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is  . . . . . . . . . .  $0.00

17.      The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is  . . . . . . . . . .  $0.00

18.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $997,500.00

19.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .   $58,333.33

20.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

21.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

22.      The Class A Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .  $598,500,000.00

23.      The Class A Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .  $598,500,000.00

24.      The Class B Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .   $35,000,000.00

25.      The Class B Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .   $35,000,000.00

26.      The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is  . . . . . .  $0.00

27.      The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is  . . . . . . . . . .  $0.00

28.      The Available Cash Collateral Amount as of the close of business on the Distribution Date is   . . . . .  $7,000,000.00

29.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .   $66,500,000.00

30.      The Available Enhancement Amount as of the close of business on the Distribution Date  . . . . . . . .   $73,500,000.00

31.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $729,166.66

32.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the
         Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

33.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the
         Base Rate for such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.57%

34.      The Net Portfolio Yield for the prior Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . .  12.61%

35.      The Base Rate for the Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.04%

36.      The aggregate amount of Principal Receivables as of the last day of the prior
         Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $8,286,411,488.77

37.      The Excess Funding Amount as of the last day of the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $0.00

38.      The aggregate amount of Finance Charge Receivables as of the last day of the prior
         Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $92,928,937.88

                                           Advanta National Bank USA
                                           (formerly Colonial) as Servicer

                                           By: /s/ MICHAEL COCO
                                               --------------------------
                                                   Michael Coco
                                                   Vice President

Series 1995-A daily percentages during the prior Monthly Period


                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
                                           ----------       ----------
         08/01 - 08/31    1995-A             8.29%            8.29%

DELINQUENT BALANCES


         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA

                   -----------------------------------------

                                Master Trust II
                                 SERIES 1995-C

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as Trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1995-C Supplement dated as of April 27, 1995 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-C Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.



1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $14.694680

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $15.048569

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates  . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates  . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . . . .  $14.694680

6.       The amount of distribution set forth in paragraph 2 above in respect of interest, per
         $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . . .  $15.048569

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1995-C Certificates  . . . . . . . . . . . . . . . . . . . . .  $55,594,049.98

8.       The aggregate amount of Collections of Principal Receivables processed during the prior Monthly
         Period and allocated in respect of the Series 1995-C Certificates  . . . . . . . . . . . . . . . . . .  $47,777,255.07

9.       The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly
         Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
          Monthly Period and allocated in respect of the Class A Certificates   . . . . . . . . . . . . . . . . . $6,645,794.95

11.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . . . . . . .  $470,426

12.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . $1,492,186.44

13.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . $105,664.32

14.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . . $0.00

15.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . . $0.00

16.      The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is  . . . . . . . . . . $0.00

17.      The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is  . . . . . . . . . . $0.00

18.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . . $814,583.33

19.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $57,500.00

20.      The Class A Pool Factor as of the Record Date for the Distribution Date is  . . . . . . . . . . . . . . . . .  1.00000

21.      The Class B Pool Factor as of the Record Date for the Distribution Date is  . . . . . . . . . . . . . . . . .  1.00000

22.      The Class A Investor Amount after giving effect to any payments on the Distribution Date is  . . . . . $488,750,000.00

23.      The Class A Invested Amount after giving effect to any payments on the Distribution Date is  . . . . . $488,750,000.00

24.      The Class B Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .  $34,500,000.00

25.      The Class B Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .  $34,500,000.00

26.      The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

27.      The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

28.      The Available Cash Collateral Amount as of the close of business on the Distribution Date is   . . . . . $8,625,000.00

29.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .  $51,750,000.00

30.      The Available Enhancement Amount as of the close of business on the Distribution Date  . . . . . . . .  $60,375,000.00

31.      The amount of Interchange with respect to the prior Monthly Period is . . . . . . . . . . . . . . . . . .  $598,958.33

32.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the
         Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

33.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the
         Base Rate for such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.43%

34.      The Net Portfolio Yield for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . .  12.65%

35.      The Base Rate for the Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8.22%

36.      The aggregate amount of Principal Receivables as of the last day of the prior
         Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $8,286,411,488.77

37.      The Excess Funding Amount as of the last day of the prior Monthly Period is  . . . . . . . . . . . . . . . . . . $0.00

38.      The aggregate amount of Finance Charge Receivables as of the last day of the prior
         Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $92,928,937.88

39.      The amount on deposit in the Pre-Funding Account as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

40.      The amount on deposit in the Principal Funding Account as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

41.      The amount on deposit in the Interest Funding Account as of the close of business on
         the Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

42.      The amount on deposit in the Reserve Account as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

                                           Advanta National Bank USA
                                           (formerly Colonial) as Servicer

                                           By:  /s/ MICHAEL COCO
                                               --------------------------
                                                    Michael Coco
                                                    Vice President

Series 1995-C daily percentages during the prior Monthly Period

                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
         08/01 - 08/31    1995-C             6.81%            6.81%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996


                     MONTHLY CERTIFICATEHOLDER'S STATEMENT

                   ------------------------------------------

                                 SERIES 1996-C

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1996-C Supplement dated as of May 13, 1996 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-C Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $19.839093

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $20.289085

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest,
         per $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . . . $19.839093

6.       The amount of distribution set forth in paragraph 2 above in respect of interest,
         per $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . . $20.289085

 7.     The aggregate amount of Collections of Receivables processed for the prior
        Monthly Period which were allocated in respect of the Series 1996-C Certificates  . . . . . . . . . . . $67,695,128.79

 8.     The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-C Certificates . . . . . . . . . . $58,160,564.53

 9.     The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.     The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates . . . . . . . . . . . . .  $8,246,537.21

11.     The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates . . . . . . . . . . . . . .  $528,502.98

12.     The Class A Investor Default Amount for the prior Monthly Period is . . . . . . . . . . . . . . . . . .  $1,847,837.10

13.     The Class B Investor Default Amount for the prior Monthly Period is . . . . . . . . . . . . . . . . . . .  $118,550.22

14.     The Collateral Default Amount for the prior Monthly Period  . . . . . . . . . . . . . . . . . . . . . . .  $170,093.79

15.     The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is  . . . . . . . . . . . . .  $0.00

16.     The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is  . . . . . . . . . . . . .  $0.00

17.     The aggregate amount of Collateral Charge-offs for the prior Monthly Period is  . . . . . . . . . . . . . . . .  $0.00

18.     The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is . . . . . . . . . . . .  $0.00

19.     The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is . . . . . . . . . . . .  $0.00

20.     The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is . . . . . . . . . . . . . . .  $0.00

21.     The amount of the Class A Servicing Fee for the prior Monthly Period is . . . . . . . .  $252,266.44

22.     The amount of the Class B Servicing Fee for the prior Monthly Period is . . . . . . . .   $16,040.06

23.     The amount of the Collateral Servicing Fee for the prior Monthly Period is. . . . . . .   $23,331.00

24.     The Class A Pool Factor as of the Record Date for the Distribution Date is. . . . . . . .   $1.00000

25.     The Class B Pool Factor as of the Record Date for the Distribution Date is. . . . . . . .   $1.00000

26.     The Class A Investor Amount after giving effect to any payments on the
        Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $605,500,000.00

27.     The Class A Invested Amount after giving effect to any payments on the
        Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $605,500,000.00

28.     The Class B Investor Amount after giving effect to any payments on the
        Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $38,500,000.00

29.     The Class B Invested Amount after giving effect to any payments on the
        Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $38,500,000.00

30.     The amount, if any, by which the outstanding principal balance of the Class A
        Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

31.     The amount, if any, by which the outstanding principal balance of the Class B
        Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

32.     The Available Cash Collateral Amount as of the close of business on the
        Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $14,000,000.00

33.     The Collateral Investor Amount as of the close of business on the
        Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $56,000,000.00

34.      The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $14,000,000.00

35.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . $729,166.67

36.      The amount of Servicer Interchange for the prior Monthly Period is . . . . . . . . . . . . . . . . . . . . . $583,333.34

37.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

38.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5.10%

39.      The Net Portfolio Yield for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12.68%

40.      The Base Rate for the Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.58%

41.      The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

42.      The amount on deposit in the Interest Funding Account as of the close of business on the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

43.      The amount on deposit in the Reserve Account as of the close of business on the
         Distribution Date is . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

Advanta National Bank USA (formerly Colonial) as Servicer


By:  /s/ MICHAEL COCO
   ----------------------------------
     Michael Coco
     Vice President

Series 1996-C daily percentages during the prior Monthly Period

                                                Floating        Principal
                                                Allocation      Allocation
                                                Percentage      Percentage
                                                ----------      ----------
08/-1 - 08/31           1996-C                    8.29%           8.29%


DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                           AGGREGATE ACCOUNT BALANCE
        (a)     30-59 days:  . . . . . . . . . . . . . . .      $117,544,877.01
        (b)     60-89 days:  . . . . . . . . . . . . . . .       $61,202,523.14
        (c)     90-119 days: . . . . . . . . . . . . . . .       $42,069,086.20
        (d)     120-149 days:  . . . . . . . . . . . . . .       $32,751,558.58
        (e)     150-179 days:  . . . . . . . . . . . . . .       $23,826,600.36
        (f)     180 or more days:  . . . . . . . . . . . .        $4,875,392.57

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA

                   ------------------------------------------

                                Master Trust II
                                 SERIES 1995-D

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1995-D Supplement dated as of July 25, 1995 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-D Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $4.988338

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.103893

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . . . . .  $4.988338

6.       The amount of distribution set forth in paragraph 2 above in respect of interest, per
         $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . . . .  $5.103893

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly
         Period which were allocated in respect of the Series 1995-D Certificates   . . . . . . . . . . . . . .   $57,944,239.38

8.       The aggregate amount of Collections of Principal Receivables processed during the prior
         Monthly Period and allocated in respect of the Series 1995-D Certificates  . . . . . . . . . . . . . .   $49,811,822.48

9.       The aggregate amount of Reallocated Principal Collections with respect to the prior
         Monthly Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . .  $7,730,860.21

11.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . .  $401,556.69

12.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $1,739,595.59

13.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .   $90,201.25

14.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

15.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

16.      The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

17.      The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

18.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $950,000.00

19.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .   $50,000.00

20.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

21.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

22.      The Class A Investor Amount after giving effect to any payments on the Distribution Date is  . . . . . $570,000,000.00

23.      The Class A Invested Amount after giving effect to any payments on the Distribution Date is  . . . . . $570,000,000.00

24.      The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is  . . . . $519,000,000.00

25.      The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is  . . . .  $51,000,000.00

25.      The Class B Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .  $30,000,000.00

26.      The Class B Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .  $30,000,000.00

27.      The amount, if any, by which the outstanding principal balance of the Class A
         Certificates exceeds the Class A Investor Amount after giving effect to any
         activity on the Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

28.      The amount, if any, by which the outstanding principal balance of the Class B
         Certificates exceeds the Class B Investor Amount after giving effect to any
         activity on the Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

29.      The Available Cash Collateral Amount as of the close of business on the Distribution Date is   . . . .  $63,000,000.00

29.      The amount on deposit in the Cash Collateral Account (including the principal balance of the Class A-2 Certificates as of the close of business on the Distribution Date  . . . . . . . . . . .  $63,000,000.00

30.      The amount of Interchange with respect to the prior Monthly Period is   . . . . . . . . . . . . . . . . .  $625,000.00

31.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

32.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds
         the Base Rate for such Monthly Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.61%


                                           Advanta National Bank USA
                                           (formerly named Colonial) as Servicer

                                           By:  /s/ MICHAEL COCO
                                               --------------------------
                                                    Michael Coco
                                                    Vice President

Series 1995-D daily percentages during the prior Monthly Period

                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
                                           ----------       ----------
         08/01 - 08/31    1995-D             7.10%            7.10%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:



                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days  . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT

                  -----------------------------------------

                                 SERIES 1995-F

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1995-F Supplement dated as of November 21, 1995 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-F Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-F Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A-1 Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.041667

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A-2 Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $4.988338

3.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.086116

4.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A-1 Certificates   . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A-2 Certificates   . . . . . . . . . . . . . . . . . . . .  $0.000000

6.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

7.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 principal principal amount of the Class A-1 Certificate   . . . . . . . . . . . . . . . . . . . . . .  $5.041667

8.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 principal principal amount of the Class A-2 Certificate   . . . . . . . . . . . . . . . . . . . . . .  $4.988338

9.       The amount of distribution set forth in paragraph 2 above in respect of interest, per
         $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . . . .  $5.086116

10.      The aggregate amount of Collections of Receivables processed for the prior Monthly
         Period which were allocated in respect of the Series 1995-F Certificates   . . . . . . . . . . . . . .   $82,101,053.55

11.      The aggregate amount of Collections of Principal Receivables processed during the
         prior Monthly Period and allocated in respect of the Series 1995-F Certificates  . . . . . . . . . . .   $70,578,441.43

12.      The aggregate amount of Reallocated Principal Collections with respect to the prior
         Monthly Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

13.      The aggregate amount of Collections of Finance Charge Receivables processed during
         the prior Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . .   $10,261,809.44

14.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . .  $596,682.58

15.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $2,309,152.08

16.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .  $134,013.29

17.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

18.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

19.      The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

20.      The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

21.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . $1,260,833.33

22.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $74,375.00

23.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . . 1.00000

24.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . . 1.00000

25.      The Class A-1 Investor Amount after giving effect to any payments on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $378,250,000.00

26.      The Class A-2 Investor Amount after giving effect to any payments on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $378,250,000.00

27.      The Class A-1 Invested Amount after giving effect to any payments on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $378,250,000.00

28.      The Class A-2 Invested Amount after giving effect to any payments on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $378,250,000.00

29.      The Class B Investor Amount after giving effect to any payments on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $44,625,000.00

30.      The Class B Invested Amount after giving effect to any payments on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $44,625,000.00

31.      The amount, if any, by which the outstanding principal balance of the Class A
         Certificates exceeds the Class A Investor Amount after giving effect to any
         activity on the Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

32.      The amount, if any, by which the outstanding principal balance of the Class B
         Certificates exceeds the Class B Investor Amount after giving effect to any
         activity on the Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

33.      The Available Cash Collateral Amount as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $17,000,000.00

34.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .  $48,875,000.00

35.      The amount on deposit in the Cash Collateral Account as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $17,000,000.00

36.      The Available Enhancement Amount as of the close of business on the Distribution Date is   . . . . . .   $65,875,000.00

37.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $885,416.68

38.      The amount of Servicer Interchange with respect to the prior Monthly Period is   . . . . . . . . . . . . .  $708,333.34

39.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the
         Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

40.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the
         Base Rate for such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.57%

41.      The Net Portfolio Yield for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . .   12.61%

42.      The Base Rate for the Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.04%

43.      The aggregate amount of Principal Receivables as of the last day of the prior
         Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $8,286,411,488.77

44.      The Excess Funding Amount as of the last day of the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $0.00

45.      The aggregate amount of Finance Charge Receivables as of the last day of the prior
         Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $92,928,937.88

                                           Advanta National Bank USA
                                           (formerly named Colonial) as Servicer

                                            By:  /s/ MICHAEL COCO
                                                --------------------------
                                                     Michael Coco
                                                     Vice President

Series 1995-F daily percentages during the prior Monthly Period

                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
                                           ----------       ----------
         08/01 - 08/31    1995-F             10.06%           10.06%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT

                  --------------------------------------------

                                 SERIES 1995-G

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1995-G Supplement dated as of December 15, 1995 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-G Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-G Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $4.943893

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.077227

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest,
         per $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . . .  $4.943893

6.       The amount of distribution set forth in paragraph 2 above in respect of interest, per
         $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . . . .  $5.077227

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly Period
         which were allocated in respect of the Series 1995-G Certificates  . . . . . . . . . . . . . . . . . .   $48,313,628.09

8.       The aggregate amount of Collections of Principal Receivables processed during the prior
         Monthly Period and allocated in respect of the Series 1995-G Certificates  . . . . . . . . . . . . . .   $41,533,237.86

9.       The aggregate amount of Reallocated Principal Collections with respect to the prior
         Monthly Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . . . .  $5,864,227.26

11.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . .  $377,377.91

12.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $1,319,515.47

13.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .   $85,046.90

14.      The Collateral Default Amount for the prior Monthly Period   . . . . . . . . . . . . . . . . . . . . . . .  $121,127.40

15.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

16.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

17.      The aggregate amount of Collateral Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . . . . .  $0.00

18.      The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

19.      The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

20.      The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . . . . .  $0.00

21.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $360,416.66

22.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .   $22,916.66

23.      The amount of the Collateral Servicing Fee for the prior Monthly Period is   . . . . . . . . . . . . . . .   $66,666.67

24.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

25.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

26.      The Class A Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .  $432,500,000.00

27.      The Class A Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .  $432,500,000.00

28.      The Class B Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .   $27,500,000.00

29.      The Class B Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .   $27,500,000.00

30.      The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.00

31.      The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.00

32.      The Available Cash Collateral Amount as of the close of business on the Distribution Date is   . . . .   $10,000,000.00

33.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .   $40,000,000.00

34.      The amount on deposit in the Cash Collateral Account as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $10,000,000.00

35.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $520,833.33

36.      The amount of Servicer Interchange for the prior Monthly Period is   . . . . . . . . . . . . . . . . . . .  $416,666.66

37.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the
         Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

38.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds
         the Base Rate for such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.64%

39.      The Net Portfolio Yield for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . .    12.61%

40.      The Base Rate for the Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7.97%



                                           Advanta National Bank USA
                                           (formerly Colonial) as Servicer

                                           By:  /s/ MICHAEL COCO
                                               --------------------------
                                                    Michael Coco
                                                    Vice President

Series 1995-G daily percentages during the prior Monthly Period

                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
                                           ----------       ----------
         08/01 - 08/31    1995-G             5.92%            5.92%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:



                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996

                       MONTHLY CERTIFICATEHOLDER'S STATEMENT

                    -------------------------------------------

                                 SERIES 1996-A

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1996-A Supplement dated as of January 18, 1996 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-A Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A-1 Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.000000

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A-2 Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.023893

3.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5.130560

4.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A-1 Certificates   . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A-2 Certificates   . . . . . . . . . . . . . . . . . . . .  $0.000000

6.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

7.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 principal principal amount of the Class A-1 Certificate   . . . . . . . . . . . . . . . . . . . . . .  $5.000000

8.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 principal principal amount of the Class A-2 Certificate   . . . . . . . . . . . . . . . . . . . . . .  $5.023893

9.       The amount of distribution set forth in paragraph 2 above in respect of interest, per
         $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . . . . .  $5.130560

10.      The aggregate amount of Collections of Receivables processed for the prior Monthly
         Period which were allocated in respect of the Series 1996-A Certificates   . . . . . . . . . . . . . .   $48,313,628.13

11.      The aggregate amount of Collections of Principal Receivables processed during the prior
         Monthly Period and allocated in respect of the Series 1996-A Certificates  . . . . . . . . . . . . . .   $41,533,237.90

12.      The aggregate amount of Reallocated Principal Collections with respect to the prior
         Monthly Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

13.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . . . .  $5,967,148.52

14.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . . .  $355,160.25

15.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $1,342,710.08

16.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .   $79,892.54

17.      The Collateral Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . . . .  $103,087.15

18.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

19.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

20.      The aggregate amount of Collateral Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . . . . .  $0.00

21.      The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

22.      The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

23.      The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . . . . .  $0.00

24.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $183,333.33

25.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .   $10,937.50

26.      The amount of the Collateral Servicing Fee for the prior Monthly Period is   . . . . . . . . . . . . . . .   $14,062.50

27.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

28.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

29.      The Class A-1 Investor Amount after giving effect to any payments on the Distribution Date is  . . . .  $220,000,000.00

30.      The Class A-2 Investor Amount after giving effect to any payments on the Distribution Date is  . . . .  $220,000,000.00

31.      The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is  . . . .  $220,000,000.00

32.      The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is  . . . .  $220,000,000.00

33.      The Class B Investor Amount after giving effect to any payments on the Distribution Date is  . . . . .   $26,250,000.00

34.      The Class B Invested Amount after giving effect to any payments on the Distribution Date is  . . . . .   $26,250,000.00

35.      The amount, if any, by which the outstanding principal balance of the Class A
         Certificates exceeds the Class A Investor Amount after giving effect to any
         activity on the Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

36.      The amount, if any, by which the outstanding principal balance of the Class B
         Certificates exceeds the Class B Investor Amount after giving effect to any
         activity on the Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

37.      The Available Cash Collateral Amount as of the close of business on the Distribution Date is   . . . .   $10,000,000.00

38.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .   $33,750,000.00

39.      The amount on deposit in the Cash Collateral Account as of the close of business on
         the Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $10,000,000.00

40.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .  $520,833.34

41.      The amount of Servicer Interchange with respect to the prior Monthly Period is   . . . . . . . . . . . . . .  $416,666.67

42.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

43.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such
         Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5.06%



                                           Advanta National Bank USA
                                           (formerly named Colonial) as Servicer

                                           By: /s/ MICHAEL COCO
                                               --------------------------
                                                   Michael Coco
                                                   Vice President

Series 1996-A daily percentages during the prior Monthly Period

                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
                                           ----------       ----------
         08/01 - 08/31    1996-A             5.92%            5.92%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:



                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT

                  --------------------------------------------

                                 SERIES 1996-B

- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1996-B Supplement dated as of March 26, 1996 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-B Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $14.770513

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $15.137041

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest,
         per $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . .   $14.770513

6.       The amount of distribution set forth in paragraph 2 above in respect of interest,
         per $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . .   $15.137041

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly Period
         which were allocated in respect of the Series 1996-B Certificates  . . . . . . . . . . . . . . . . . .   $72,493,397.67

8.       The aggregate amount of Collections of Principal Receivables processed during the prior
         Monthly Period and allocated in respect of the Series 1996-B Certificates  . . . . . . . . . . . . . .   $62,299,856.87

9.       The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly
         Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . . . . . . .  $8,816,197.40

11.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . . . . . .  $562,265.28

12.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $1,979,273.21

13.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .  $126,281.75

14.      The Collateral Default Amount for the prior Monthly Period   . . . . . . . . . . . . . . . . . . . . . . .  $182,979.68

15.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

16.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

17.      The aggregate amount of Collateral Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . . . . .  $0.00

18.      The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

19.      The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

20.      The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . . . . .  $0.00

21.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $270,285.47

22.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .   $17,185.78

23.      The amount of the Collateral Servicing Fee for the prior Monthly Period is   . . . . . . . . . . . . . . .   $24,997.50

24.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

25.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

26.      The Class A Investor Amount after giving effect to any payments on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $648,750,000.00

27.      The Class A Invested Amount after giving effect to any payments on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $648,750,000.00

28.      The Class B Investor Amount after giving effect to any payments on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $41,250,000.00

29.      The Class B Invested Amount after giving effect to any payments on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $41,250,000.00

30.      The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.00

31.      The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.00

32.      The Available Cash Collateral Amount as of the close of business on the Distribution Date is   . . . .   $15,000,000.00

33.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .   $60,000,000.00

34.      The amount on deposit in the Cash Collateral Account as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $15,000,000.00

35.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $781,250.00

36.      The amount of Servicer Interchange for the prior Monthly Period is   . . . . . . . . . . . . . . . . . . .  $625,000.00

37.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the
         Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

38.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds
         the Base Rate for such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.88%

39.      The Net Portfolio Yield for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . .   12.65%

40.      The Base Rate for the Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.77%

41.      The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

42.      The amount on deposit in the Interest Funding Account as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

43.      The amount on deposit in the Reserve Account as of the close of business   . . . . . . . . . . . . . . . . . . .  $0.00
         on the Distribution Date is

                                           Advanta National Bank USA
                                           (formerly Colonial) as Servicer

                                           By: /s/ MICHAEL COCO
                                               --------------------------
                                                   Michael Coco
                                                   Vice President

Series 1996-B daily percentages during the prior Monthly Period

                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
                                           ----------       ----------
         08/01 - 08/31    1996-B             8.88%            8.88%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT

                  --------------------------------------------


                                 SERIES 1996-D


- -------------------------------------------------------------------------------


         Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta National Bank USA ("AUS") as Seller and Servicer and Bankers Trust Company, as trustee (the "Trustee"), and as amended by Amendment Number 2 dated October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB") as Seller and the Trustee (the "Master Agreement"), as supplemented by the Series 1996-D Supplement dated as of June 18, 1996 (the "Supplement") and together with the Master Agreement between AUS, ANB and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-D Certificateholders. This statement relates to the September 16, 1996 Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.




1.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class A Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $4.952782

2.       The total amount of the distribution on the Payment Date per $1000 original principal
         amount of Class B Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $5.086116

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal,
         per $1,000 original principal amount of the Class A Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal,
         per $1,000 original principal amount of the Class B Certificates   . . . . . . . . . . . . . . . . . . . . .  $0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest,
         per $1,000 principal principal amount of the Class A Certificate   . . . . . . . . . . . . . . . . . . . .   $4.952782

6.       The amount of distribution set forth in paragraph 2 above in respect of interest,
         per $1,000 principal principal amount of the Class B Certificate   . . . . . . . . . . . . . . . . . . . .   $5.086116

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly Period
         which were allocated in respect of the Series 1996-D Certificates  . . . . . . . . . . . . . . . . . .   $67,655,135.75

8.       The aggregate amount of Collections of Principal Receivables processed during the prior
         Monthly Period and allocated in respect of the Series 1996-D Certificates  . . . . . . . . . . . . . .   $58,160,564.53

9.       The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly
         Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . . . . . . .  $8,211,943.64

11.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . . . . . .  $526,303.23

12.      The Class A Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $1,847,837.10

13.      The Class B Investor Default Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . .  $118,550.22

14.      The Collateral Default Amount for the prior Monthly Period   . . . . . . . . . . . . . . . . . . . . . . .  $170,093.79

15.      The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

16.      The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . .  $0.00

17.      The aggregate amount of Collateral Charge-offs for the prior Monthly Period is   . . . . . . . . . . . . . . . .  $0.00

18.      The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

19.      The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . .  $0.00

20.      The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is  . . . . . . . . . . . . . . .  $0.00

21.      The amount of the Class A Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $252,266.44

22.      The amount of the Class B Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . . . . . . .   $16,040.06

23.      The amount of the Collateral Servicing Fee for the prior Monthly Period is   . . . . . . . . . . . . . . .   $23,331.00

24.      The Class A Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

25.      The Class B Pool Factor as of the Record Date for the Distribution Date is   . . . . . . . . . . . . . . . . .  1.00000

26.      The Class A Investor Amount after giving effect to any payments on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $605,500,000.00

27.      The Class A Invested Amount after giving effect to any payments on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $605,500,000.00

28.      The Class B Investor Amount after giving effect to any payments on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $38,500,000.00

29.      The Class B Invested Amount after giving effect to any payments on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $38,500,000.00

30.      The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.00

31.      The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution
         Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.00

32.      The Available Cash Collateral Amount as of the close of business on the Distribution Date is   . . . .   $14,000,000.00

33.      The Collateral Investor Amount as of the close of business on the Distribution Date is   . . . . . . .   $56,000,000.00

34.      The amount on deposit in the Cash Collateral Account as of the close of business on the
         Distribution Date is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $14,000,000.00

35.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . . .  $729,166.00

36.      The amount of Servicer Interchange for the prior Monthly Period is   . . . . . . . . . . . . . . . . . . .  $583,332.80

37.      The Deficit Controlled Amortization Amount (after giving effect to any activity on the
         Distribution Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

38.      The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds
         the Base Rate for such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5.12%

39.      The Net Portfolio Yield for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . .   12.61%

40.      The Base Rate for the Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.50%



                                           Advanta National Bank USA
                                           (formerly Colonial) as Servicer

                                           By: /s/ MICHAEL COCO
                                               --------------------------
                                                   Michael Coco
                                                   Vice President

Series 1996-D daily percentages during the prior Monthly Period



                                           Floating         Principal
                                           Allocation       Allocation
                                           Percentage       Percentage
                                           ----------       ----------
         08/01 - 08/31    1996-D             8.29%            8.29%


DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .        $117,544,877.01
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $61,202,523.14
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $42,069,086.20
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $32,751,558.58
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $23,826,600.36
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $4,875,392.57